UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2000
Date of Report (Date of earliest event reported)

ADAMS GOLF, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24583	75-2320087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Delaware Avenue, Suite 572 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

302.427.5892
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

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Item 5.     OTHER EVENTS

      As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Adams Golf, Inc., a Delaware corporation (the "Registrant"), is filing as Exhibit 99.1 to this Current Report on Form 8-K, that press release issued by and on behalf of the Registrant, on November 6, 2000, which such press release is specifically incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Exhibits.

   99.1      Press Release issued on November 6, 2000 (filed herewith).

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2000	ADAMS GOLF, INC.

By: /s/ DARL HATFIELD
Darl Hatfield
Senior Vice President - Finance and Administration,
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued on November 6, 2000 (filed herewith).